SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                  FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                                June 18, 2002
              Date of Report (Date of Earliest Event Reported)

                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts                 1-10730             04-2882273
         -------------                 -------             ----------
(State or other jurisdiction of   (Commission File       (IRS Employer
 incorporation or organization)        Number)       Identification Number)

             400 Wood Road, Braintree, Massachusetts  02184-9114
            (Address of principal executive offices)  (zip code)

                               (781) 848-7100
            (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

      Haemonetics Corporation ("Haemonetics") terminated the engagement of Arthur Andersen LLP ("Andersen") as Haemonetics' independent public accountants on June 18, 2002. This decision was approved by the Audit Committee of Haemonetics' Board of Directors and by the Board of Directors. Andersen's report on Haemonetics' financial statements for the fiscal years ended March 31, 2001 and March 30, 2002 did not contain an adverse opinion, disclaimer of opinion or any qualifications of modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal years ended March 31, 2001 and March 30, 2002 and through the date of termination of the engagement, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to Haemonetics' financial statements that, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with Andersen's reports.

      During the fiscal years ended March 31, 2001 and March 30, 2002 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

      Haemonetics has requested that Andersen furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

      On June 18, 2002 Haemonetics engaged Ernst & Young LLP ("E&Y") as its independent public accountants for the fiscal year ending March 29, 2003. The engagement was approved by the Audit Committee of Haemonetics' Board of Directors and by the Board of Directors. Haemonetics has not consulted with E&Y during the fiscal years ended March 31, 2001 and March 30, 2002 nor during the subsequent period to the date of such engagement regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion E&Y might render on Haemonetics' financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

Exhibit 16.1 Letter from Arthur Andersen LLP to the Commission regarding change in accountant.

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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAEMONETICS CORPORATION


Date:  June 18, 2002                   By:  /s/ Ronald J. Ryan
                                            -------------------------------
                                            Ronald J. Ryan, Senior Vice
                                            President and Chief Financial
                                            Officer

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                                Exhibit Index

Exhibit No.                  Description
-----------                  -----------

16.1                  Letter from Arthur Andersen LLP
                      to the Commission regarding
                      change in accountant.

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